UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2013

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIR LINES, INC.

UNITED AIRLINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
Delaware	001-10323	74-2099724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 S. Wacker Drive, Chicago, IL 60606

233 S. Wacker Drive, Chicago, IL 60606

233 S. Wacker Drive, Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 997-8000

(312) 997-8000

(312) 997-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 28, 2013, Continental Airlines, Inc., a Delaware corporation (“Continental”) and a wholly-owned subsidiary of United Continental Holdings, Inc. (“UAL”), and United Air Lines, Inc., a Delaware corporation (“United”) and a wholly-owned subsidiary of UAL, entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of United with and into Continental (the “Merger”). On March 31, 2013, United merged with and into Continental, with Continental continuing as the surviving corporation of the Merger and as a wholly-owned subsidiary of UAL. Upon the closing of the Merger on March 31, 2013, Continental’s name was changed to “United Airlines, Inc.” (the “Survivor”).

As of April 1, 2013, UAL, the Survivor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a First Supplemental Indenture to the Amended and Restated Indenture dated as of January 11, 2013 among UAL, United and the Trustee (the “2013 Indenture”) in which the Survivor assumed the obligations of United as guarantor under the 2013 Indenture and with respect to $326 million aggregate principal amount of 6% Notes due 2026, $326 million aggregate principal amount of 6% Notes due 2028 and $400 million aggregate principal amount of 8% Notes due 2024, each of which were issued by UAL and guaranteed by United.

Also as of April 1, 2013, UAL, the Survivor and the Trustee entered into a First Supplemental Indenture to the Indenture dated as of July 25, 2006 among UAL, United and the Trustee (the “4.50% Convertible Notes Indenture”) in which the Survivor assumed the obligations of United as guarantor under the 4.50% Convertible Notes Indenture and with respect to $156 million aggregate principal amount of 4.50% Senior Limited-Subordination Convertible Notes due 2021, which were issued by UAL and guaranteed by United.

The foregoing descriptions of the Merger Agreement and supplemental indentures in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference, and the First Supplemental Indenture to the 2013 Indenture and First Supplemental Indenture to the 4.50% Convertible Notes Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective March 31, 2013, pursuant to the Merger Agreement, United merged with and into Continental, with Continental continuing as the surviving corporation of the Merger and changing its name to “United Airlines, Inc.” In accordance with the Merger Agreement, at the effective time of the Merger, each outstanding share of United common stock immediately prior to the Merger was cancelled and retired and no consideration was delivered in exchange therefor. Each outstanding share of Continental common stock immediately prior to the Merger remained outstanding and was unaffected by the Merger.

The foregoing description of the Merger in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in the second, third and fourth paragraphs under Item 1.01 above is incorporated herein by reference. In addition, by virtue of the Merger, the Survivor assumed by operation of law all of United’s obligations under all notes issued by United and all credit agreements, loan agreements and other contracts to which United is a party, including but not limited to all equipment notes previously issued by United in its enhanced equipment trust certificate (“EETC”) financings of aircraft. On March 31, 2013, the aggregate principal balance of such equipment notes issued in connection with United’s 2007-1 EETC financing was $505 million at interest rates ranging from LIBOR plus 2.25% per annum to 7.336% per annum. As of March 31, 2013, the aggregate principal balance of such equipment notes issued in connection with United’s 2009-1 EETC financing was $419 million at an interest rate of 10.4% per annum, and the aggregate principal balance of such equipment notes issued in connection with United’s 2009-2 EETC financing was $587 million at interest rates of 9.75% (in the case of $518 million of such notes) and 12% (in the case of $69 million of such notes).

For more information concerning the assumed obligations, see (i) “Note 14—Debt” to the Combined Notes to Consolidated Financial Statements in United’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012
10-K”), which Note is included in Exhibit 99.1 hereto and incorporated herein by reference and (ii) Items 1.01, 1.02, 2.03 and 9.01 in the Current Report on Form 8-K filed by UAL, United and Continental on March 28, 2013, which are incorporated herein by reference. Additional information can also be found in “Item 7, Management’s Discussion and Analysis—Liquidity and Capital Resources” of the 2012 10-K.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

In accordance with the provisions of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of the Survivor was amended and restated to read in its entirety as set forth in Exhibit 3.1 hereto (the “Survivor Certificate of Incorporation”). The Survivor Certificate of Incorporation was approved by UAL, the sole stockholder of Continental, on March 22, 2013 and affects the following changes to the certificate of incorporation of Continental in effect immediately prior to the effective time of the Merger: (i) changes the name of Continental to “United Airlines, Inc.” and (ii) revises the limitation of liability provision to eliminate or limit the personal liability of directors to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”) in the event of any amendment to the DGCL authorizing corporate action further eliminating or limiting the personal liability of directors.

In accordance with the provisions of the Merger Agreement, at the effective time of the Merger, the by-laws of the Survivor were amended and restated to read in their entirety as set forth in Exhibit 3.2 hereto (the “Survivor By-laws”). The Survivor By-laws include the following provisions, which are amended or in addition to the provisions contained in the by-laws of Continental in effect immediately prior to the effective time of the Merger: (i) the Board is authorized to take any action without a meeting if all members consent thereto in writing or by electronic transmission; (ii) shares of the Survivor’s stock may be certificated or uncertificated; and (iii) the Chairman, Chief Executive Officer or President has the authority to vote the securities of any other corporation which are owned or held by the Survivor.

The foregoing descriptions of the Survivor Certificate of Incorporation and Survivor By-laws in this Item 5.03 do not purport to be complete and are qualified in their entirety by reference to the Survivor Certificate of Incorporation and Survivor By-laws, which are filed as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Pursuant to Rule 3-05(b) of Regulation S-X, Exhibit 99.1 to this Current Report on Form 8-K presents the consolidated balance sheets of United as of December 31, 2012 and 2011 and the related statements of consolidated operations, comprehensive income (loss), cash flows and stockholder’s deficit for each of the three years in the period ended December 31, 2012, together with the report of independent registered public accounting firms thereon. The successor is viewed as the acquirer in the Merger following the legal form of the transaction and, therefore, the historical financial statements of United have been included pursuant to Rule 3-05(b) in this Form 8-K of the successor. The notes to these financial statements are combined notes relating to the financial statements of UAL and Continental in addition to the financial statements of United, because this was the presentation used in the 2012 10-K. However, for purposes of this Form 8-K, information in the notes to the United financial statements included in Exhibit 99.1 relating to the financial statements of UAL or Continental shall be deemed excluded from such notes.

(b) Pro Forma Financial Information.

The Merger represents a transaction between entities under common control and United is considered the predecessor entity for accounting purposes. Transactions between entities under common control are accounted for as if the transaction occurred at the beginning of the earliest period presented under which the entities were under common control, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The pro forma financial statements have been combined with United as the predecessor entity because it was the first of the two subsidiaries that was controlled by UAL, the parent entity. Exhibit 99.2 to this Current Report on Form 8-K presents the following Unaudited Pro Forma Condensed Combined Financial Information of United and Continental, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2012;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 2012, 2011 and 2010; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 28, 2013, by and between Continental Airlines, Inc. and United Air Lines, Inc.

3.1	Amended and Restated Certificate of Incorporation of United Airlines, Inc.

3.2	Amended and Restated By-laws of United Airlines, Inc.

4.1	First Supplemental Indenture dated as of April 1, 2013 by and among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Amended and Restated Indenture dated as of January 11, 2013

4.2	First Supplemental Indenture dated as of April 1, 2013 by and among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of July 25, 2006

99.1	Consolidated Balance Sheets of United as of December 31, 2012 and 2011 and the related Statements of Consolidated Operations, Comprehensive Income (Loss), Cash Flows and Stockholder’s Deficit for each of the three years in the period ended December 31, 2012 and the notes thereto, together with the report of independent registered public accounting firms thereon

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of United and Continental

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIR LINES, INC.*
UNITED AIRLINES, INC.

	By:	/s/ John D. Rainey
Date: April 3, 2013		John D. Rainey
Executive Vice President and Chief Financial Officer

*	By United Airlines, Inc. (f/k/a Continental Airlines, Inc.) as successor by merger to United Air Lines, Inc.

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 28, 2013, by and between Continental Airlines, Inc. and United Air Lines, Inc.

3.1	Amended and Restated Certificate of Incorporation of United Airlines, Inc.

3.2	Amended and Restated By-laws of United Airlines, Inc.

4.1	First Supplemental Indenture dated as of April 1, 2013 by and among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Amended and Restated Indenture dated as of January 11, 2013

4.2	First Supplemental Indenture dated as of April 1, 2013 by and among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated as of July 25, 2006

99.1	Consolidated Balance Sheets of United as of December 31, 2012 and 2011 and the related Statements of Consolidated Operations, Comprehensive Income (Loss), Cash Flows and Stockholder’s Deficit for each of the three years in the period ended December 31, 2012 and the notes thereto, together with the report of independent registered public accounting firms thereon

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of United and Continental